SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

OCTOBER 2, 2000

AdvancePCS
(formerly known as Advance Paradigm, Inc.)
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-21447 (Commission File Number)	75-2493381 (IRS Employer Identification No.)

5215 NORTH O’CONNOR BOULEVARD
SUITE 1600
IRVING, TEXAS 75039
(Address and Zip Code of Principal Executive Offices)

(469) 420-6000
(Registrant’s telephone number, including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

      This Form 8-K/A is being filed to amend the Form 8-K filed on October 16, 2000, as amended on October 26, 2000, by AdvancePCS (the “Company”) to include the updated financial statements and revised unaudited pro forma financial statements of the Company for a reclassification of its revenues and cost of revenues in order to conform to the policies of the Company and PCS Holding Corporation, referred to in Item 7 below relating to the acquisition of PCS Holding Corporation pursuant to a Stock Purchase Agreement dated July 11, 2000. The updated financial statements and information are being filed at this time in connection with a registration statement to be filed under the Securities Act of 1933 and were not required to be included at the time the original Form 8-K, as amended, was filed.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      The following financial statements and unaudited pro forma condensed consolidated financial information are being provided in accordance with the instructions to this item.

(a) Financial Statements of Businesses Acquired.

The unaudited financial statements of PCS Holding Corporation for the six months ended September 30, 2000, are submitted herewith as Exhibit 99.1.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements are submitted herewith as Exhibit 99.1.

(c) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION OF EXHIBITS
99.1	Unaudited condensed consolidated financial statements for PCS Holding Corporation and Subsidiaries as of September 23, 2000, and the six-months then ended, and certain unaudited pro forma condensed consolidated financial statements for the fiscal year ended March 31, 2000 and the six months ended September 30, 2000 of AdvancePCS.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCEPCS

Date: December 15, 2000	By: /s/ T. Danny Phillips
Name: T. Danny Phillips Title: Chief Financial Officer and Executive Vice President

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION OF EXHIBITS
99.1	Unaudited condensed consolidated financial statements for PCS Holding Corporation and Subsidiaries as of September 23, 2000, and the six-months then ended, and certain unaudited pro forma condensed consolidated financial statements for the fiscal year ended March 31, 2000 and the six months ended September 30, 2000 of AdvancePCS.